Federated Total Return Government Bond Fund

INSTITUTIONAL SHARES (TICKER FTRGX)
INSTITUTIONAL SERVICE SHARES (TICKER FTGSX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED April 30, 2010

1. Under the heading entitled, “SECURITIES DESCRIPTIONS AND TECHNIQUES,” please add the following immediately after the security description entitled “Floaters and Inverse Floaters (Types of CMOs)”:

“Commercial Mortgage-Backed Securities (A type of Mortgage-Backed Security)

Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. The Fund will only invest in CMBS that are guaranteed by a federal agency or instrumentality, such as (but not limited to), Freddie Mac and Fannie Mae. The Fund’s CMBS investments may expose the Fund to interest rate, prepayment and liquidity risks.”

January 18, 2011

Federated Total Return Government Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450816 (1/11)